SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                   ----------------------------------


                                FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): April 30, 2002


                          CARNIVAL CORPORATION
         (Exact name of registrant as specified in its charter)


Republic of Panama             1-9610                  59-1562976
---------------------------    -----------------       -----------------
(State or other jurisdiction  (Commission File Number) (I.R.S. Employer
of incorporation)                                     Identification No.)



3655 N.W. 87th Avenue, Miami, Florida             33178-2428
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(Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code:   (305) 599-2600












Item 5. Other Events.

     An air conditioning equipment malfunction has caused the early termination of the April 21, 2002, 12-day voyage and cancellation of the May 3, 2002, 12-day voyage of the Carnival Spirit. As a result, Carnival Cruise Lines will provide lodging accommodations, refund cruise fares and offer 50%-off future cruise vouchers to the affected guests and will also protect travel agent commissions. This is expected to reduce Carnival Corporation's second quarter 2002 earnings by approximately $0.02 per share.

* * *



CAUTIONARY NOTE CONCERNING FACTORS THAT MAY AFFECT FUTURE RESULTS

     Certain statements in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, wherever possible, to identify such statements by using words such as "anticipate," "believe," "expect," "forecast," "future," "intend," and words and terms of similar substance in connection with any discussion of future operating or financial performance. These forward-looking statements, including those which may impact the forecasting of our net revenue yields, booking levels, pricing, occupancy or business prospects, involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

     Such factors include, among others, the following: general economic and business conditions which may impact levels of disposable income of consumers and the net revenue yields for our cruise products; consumer demand for cruises and other vacation options; effects on consumer demand of armed conflicts, political instability, terrorism, adverse media publicity and the availability of air service; shifts in consumer booking patterns; increases in cruise industry and vacation industry capacity; cruise and other vacation industry competition; continued availability of attractive port destinations; changes in tax laws and regulations; changes and disruptions in financial and equity markets; our ability to implement our brand strategy; our ability to implement our shipbuilding program and to continue to expand worldwide; our ability to attract and retain shipboard crew; changes in foreign currency rates, security expenses, food, fuel, insurance and commodity prices and interest rates; delivery of new ships on schedule and at the contracted prices; weather patterns and natural disasters; unscheduled ship repairs and drydocking; incidents involving cruise ships; impact of pending or threatened litigation; our ability to successfully implement cost improvement plans; the continuing financial viability of our travel agent distribution system; and changes in laws and regulations applicable to us.

     These risks may not be exhaustive. We operate in a continually changing business environment, and new risks emerge from time to time. We cannot predict such risks nor can we assess the impact, if any, of such risks on our business or the extent to which any risk, or combination of risks may cause actual results to differ from those projected in any forward-looking statements. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     We plan to file a registration statement on Form S-4 and a statement on Schedule TO with the U.S. Securities and Exchange Commission in connection with commencement of our pre-conditional offer to acquire P&O Princess Cruises plc. The Form S-4 will contain a prospectus and other documents relating to the pre-conditional offer. We plan to mail the prospectus contained in the Form S-4 to shareholders of P&O Princess when the Form S-4 is filed with the SEC. The Form S-4, the prospectus and the Schedule TO will contain important information about us, P&O Princess, the pre-conditional offer and related matters. Investors and stockholders should read the Form S-4, the prospectus, the Schedule TO and the other documents filed with the SEC in connection with the pre-conditional offer carefully before they make any decision with respect to the pre-conditional offer. The Form S-4, the prospectus, the Schedule TO and all other documents filed with the SEC in connection with the pre-conditional offer will be available when filed free of charge at the SEC's web site, at www.sec.gov. In addition, the prospectus and all other documents filed with the SEC in connection with the pre-conditional offer will be made available to investors free of charge by writing to Tim Gallagher at Carnival Corporation, Carnival Place, 3655 N.W. 87 Avenue, Miami, Florida, 33178-2428.

     In addition to the Form S-4, prospectus, the Schedule TO and the other documents filed with the SEC in connection with the pre-conditional offer, we are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. Persons may read and copy any reports, statements and other information filed with the SEC at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Filings with the sec also are available to the public from commercial document-retrieval services and at the web site maintained by the SEC at www.sec.gov.



                                      Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 2, 2002

                                      CARNIVAL CORPORATION

                                      By: /s/ Gerald R. Cahill
                                      ----------------------------------
                                      Name: Gerald R. Cahill
                                      Title:Senior Vice President-Finance
                                            and Chief Financial and
                                            Accounting Officer